                                                                    Exhibit 99.1

                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of Urologix, Inc. I, Michael M. Selzer, Jr, President and Chief Executive Officer of Urologix, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     . The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     . The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Urologix, Inc.

Date: February 11, 2003       /s/ Michael M. Selzer, Jr
                              -------------------------
                              Michael M. Selzer, Jr
                              President
                              and Chief Executive Officer